ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is made and entered into effective as of this 22 day of March 2022, by and between ELLIOTT BAY HEALTHCARE REALTY LLC, a Delaware limited liability company (“Assignor”), and AEI Net Lease Income Fund 36 LP, a Minnesota limited partnership, as to an undivided 60% interest, and AEI Income & Growth Fund XXI Limited Partnership, a Minnesota  limited partnership, as to an undivided  40% interest (collectively, “Assignee”).

RECITALS:

A.         Assignor and Assignee (as assigned by AEI Property Corporation, a Minnesota corporation) are parties to that certain Purchase and Sale Agreement dated January 21, 2022, as it may have been amended (the "Agreement"), pursuant to which Assignee is  acquiring from Assignor the real property  and improvements, located on property more particularly described on EXHIBIT A (the "Property") attached hereto and incorporated herein by this reference.

B.          Pursuant to the terms of the Agreement, Assignor desires to sell, assign, convey, transfer and set over to Assignee and Assignee desires to assume all of Assignor's interest in that certain Lease Agreement, as amended  (the "Lease"), by and between Assignor, as landlord, and Memorial Hospital at Gulfport, a Mississippi public community hospital (the "Tenant"), including all rents prepaid for any period subsequent to the date of this Assignment, subject to the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable  consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Assignor and Assignee hereby agree as follows:

1                     Assignor hereby irrevocably and unconditionally sells, assigns, conveys, transfers and sets over unto Assignee, its heirs, successors and assigns as of the date hereof (the "Effective Date"), all of Assignor's right, title and interest in, to and under: (i) the Lease, together with any and all guaranties thereof, if any, and (ii) any and all rents prepaid as of the Effective Date, held by Assignor in connection with the Lease (the "Rent”).

2.          Assignee hereby assumes and shall be liable for  any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising  in connection with the Lease  which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder, on or after the Effective Date. Assignor shall indemnify and hold Assignee  harmless from any and all liabilities,   claims, obligations,   losses and expenses,   including   reasonable attorneys' fees arising in connection with the Lease which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder, or as a result of Assignor's failure to fulfill the landlord's duties and obligations   accruing under the Lease, prior to the Effective   Date. Assignee   shall indemnify and hold Assignor   harmless   from any and all liabilities, claims, obligations, loss and expenses, including reasonable attorney's fees, arising in connection with the Lease which are actually incurred, and which arise by virtue of acts or  omissions occurring thereunder, or as  a result of Assignee's failure to fulfill the landlord's duties and obligations accruing under the Lease on or after the Effective Date. Assignee  shall be entitled to receive all income arising  from the Lease from and after said Effective Date. Assignor shall be entitled  to receive all income arising from the Lease prior to the Effective Date.

3.           Assignor shall direct the tenant and any successor tenant under the Lease to pay to Assignee the Rent and all other monetary obligations due or to become due under the Lease for the period beginning on the Effective Date.

4.          This Assignment shall be governed by and construed in accordance with the laws of the state in which the Property is located.

5.            All rights  and obligations of Assignee and Assignor hereunder shall be binding upon and inure to the benefit of Assignor, Assignee and the heirs, successors and assigns of each such party.

6.           This Assignment may be executed  in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto  but having attached to it one or more additional signature pages.

7.           Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of the day and year first above written.

ASSIGNOR:             ELLIOTT BAY HEALTHCARE REALTY LLC, a Delaware limited liability company

By:  /s/ Christian Whipple
Name:  Christian Whipple
Title: Authorized Signatory

STATE OF WASHINGTON            )
) ss. COUNTY OF KING                         )

On this 7th day of March, 2022, before me personally appeared Christian Whipple, to me known to be the Authorized Signatory of the limited liability company that executed the within and foregoing instrument, and acknowledged   said instrument  to be the free and voluntary act and deed of said limited liability company, for  the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Katie Kelly

(Signature of officer)

Notary Public in and for the State of

Washington, residing at King County

My commission expires: 8-17-2023

[Notary seal]

Use this space for notarial stamp/seal

ASSIGNEE:             AEI Net Lease Income Fund 36 LP, a Minnesota limited partnership

By: AEI Income Fund Manager, Inc., a Minnesota corporation
Its: Corporate General Partner

By /s/ Marni Nygard
   Marni Nygard, its President

AEI Income & Growth Fund XXI Limited
Partnership,
a Minnesota limited partnership

By: AEI Fund Management XXI, Inc., a Minnesota corporation
Its: Corporate General Partner

By /s/ Marni Nygard
  Marni Nygard, its President

STATE OF MINNESOTA                )
) ss.
CITY/COUNTY OF RAMSEY        )

The forgoing instrument was acknowledged before me this 3rd day of March
2022, by Marni Nygard, as President of AEI Income Fund Manager, Inc., a Minnesota corporation, the corporate general partner of AEI Net Lease Income Fund 36 LP, a Minnesota limited partnership, and as President of AEI Fund Management XXI, Inc., a Minnesota corporation, the corporate general partner of AEI Income & Growth FXXI Limited Partnership, a Minnesota limited partnership, on behalf of said funds.

WITNESS my hand and official seal.

[Notary seal]

/s/ Stephanie Allyn Wallisch

Notary Public

EXHIBIT A

TO ASSIGNMENT AND ASSUMPTION OF LEASE

Legal Description

BEGINNING AT THE NORTHEAST CORNER OF LOT 6 OF SECTION 3, TOWNSHIP 8 SOUTH, RANGE 14 WEST, HANCOCK COUNTY, MISSISSIPPI; THENCE WEST 416 FEET TO A STAKE; THENCE SOUTH 416 FEET TO A STAKE; THENCE EAST
416 FEET TO A STAKE; THENCE NORTH  416 FEET TO THE PLACE OF BEGINNING, CONTAINING 4 ACRES, MORE OR LESS, AND BEING PART OF THE NORTH 1/2 OF LOT 6, OF SECTION 3, TOWNSHIP 8 SOUTH, RANGE 14 WEST, HANCOCK COUNTY, MISSISSIPPI.

LESS AND EXCEPT THE LAND CONVEYED TO ARG DI51PCK001, LLC BY SPECIAL WARRANTY   DEED RECORDED IN BOO K
2019, PAGE 12627 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND SITUATED IN THE NORTH HALF OF LOT 6, OF SECTION 3, TOWNSHIP 8 SOUTH, RANGE 14 WEST, ST. STEPHENS MERIDIAN, CITY OF DIAMONDHEAD,   HANCOCK COUNTY, MISSISSIPPI AND BEING FURTHER  DESCRIBED AS FOLLOWS:

BEGINNING AT A PK NAIL FOUND DENOTING THE NORTHEAST CORNER OF SAID LOT 6, SAID CORNER ALSO BEING ON THE WEST RIGHT OF WAY LINE OF GEX ROAD; THENCE DEPARTING  SAID WEST RIGHT OF WAY LINE RUN NORTH 89
DEGREES 56 MINUTES 53 SECONDS WEST FOR A DISTANCE OF 416.15 FEET TO A 1/2 INCH IRON ROD FOUND;
THENCE RUN SOUTH 00 DEGREES 17 MINUTES 01 SECONDS WEST A DISTANCE OF 183.03 FEET TO A 1/2 INCH
CAPPED IRON ROD SET;  THENCE RUN SOUTH 89 DEGREES 56 MINUTES 54 SECONDS EAST FOR A DISTANCE OF 142.20
FEET TO A PK NAIL SET IN ASPHALT; THENCE RUN SOUTH 00 DEGREES  03 MINUTES 06 SECONDS WEST A DISTANCE OF 16.68 FEET TO A PK NAIL SET; THENCE RUN SOUTH 89 DEGREES 56 MINUTES 54 SECONDS EAST FOR A DISTANCE OF 273.72 FEET TO A PK NAIL SET ON THE WEST RIGHT OF WAY LINE OF GEX ROAD; THENCE RUN ALONG SAID WEST RIGHT OF WAY LINE NORTH 00 DEGREES 19 MINUTES 50 SECONDS EAST FOR A DISTANCE OF 199.75 FEET TO THE POINT OF BEGINNING, CONTAINING 80,726 SQUARE FEET OR 1.85 ACRES, MORE OR  LESS.